UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

125 West 55th Street, New York, New York	10019 (Zip code)
(Address of principal executive offices)

(212) 231-1000
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on
which registered
Common Stock, par value $0.001 per share	MIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2021, Macquarie Infrastructure Corporation (the “Company”) entered into an agreement and plan of merger, dated as of March 30, 2021 (the “Merger Agreement”), by and among the Company, Macquarie Infrastructure Holdings, LLC (“Holdings LLC”), a recently formed Delaware limited liability company and a direct wholly-owned subsidiary of the Company, and Plum Merger Sub, Inc., a recently formed Delaware corporation and a direct wholly owned subsidiary of Holdings LLC (“Merger Sub”), providing for Merger Sub to merge with and into the Company, currently a publicly-traded Delaware corporation, whereupon the separate corporate existence of Merger Sub will cease and the Company will be the surviving entity of the merger (the “Merger”), resulting in the Company becoming a direct wholly-owned subsidiary of Holdings LLC, which will become publicly-traded, subject to the satisfaction of certain closing conditions (including the approval of the Company’s shareholders). Upon the effectiveness of the Merger, each share of the Company’s common stock will be converted into one Holdings LLC common unit without an exchange of certificates.

Following the consummation of the Merger, it is anticipated that a direct subsidiary of the Company will distribute all of the limited liability company interests in MIC Hawaii Holdings, LLC (“MIC Hawaii”) to the Company and the Company will in turn distribute such limited liability company interests to Holdings LLC (such distributions, together with the merger, the “Reorganization”). MIC Hawaii holds the businesses comprising the Company’s MIC Hawaii business segment.

Following the Reorganization, it is anticipated that Holdings LLC will directly own (i) the Company, which will continue to own the businesses comprising its Atlantic Aviation business segment and other assets currently owned by the Company and (ii) MIC Hawaii. The Company’s current management, including all directors and officers, will assume identical positions with Holdings LLC. In addition, the Company’s external manager, Macquarie Infrastructure Management (USA) Inc., will serve as the external manager of Holdings LLC on the same terms as it serves the Company.

On October 31, 2019, in addition to the active management of the Company’s existing portfolio of businesses, the Company announced its intention to pursue strategic alternatives and has since been engaged in processes that could result in the sale of the Company or one or more of its operating businesses. In December 2020, the Company completed the sale of its International-Matex Tank Terminals business. The board of directors of the Company believes that the Reorganization is beneficial because it will provide flexibility to pursue the sale or sales of the Company’s remaining operating businesses in any sequence without altering the after-tax net proceeds to shareholders. Under the Company’s current corporate structure, a tax-efficient sale of the Atlantic Aviation business would require that such sale be consummated after the sale of MIC Hawaii, the sale of which would require approval from the Hawaii Public Utilities Commission (“HPUC”). Accordingly, under the Company’s current structure, the uncertainty and unknown length of time associated with the HPUC approval of a sale of MIC Hawaii could result in a significant delay in achieving a tax-efficient sale of the Atlantic Aviation business. The Reorganization would facilitate the tax-efficient sale of the Atlantic Aviation business before the sale of MIC Hawaii, and without regard to the HPUC approval process or timeline.

Following receipt of shareholder approval of the Merger, the board of directors intends to evaluate the status of efforts to sell the Company or its remaining operating businesses, and complete the Reorganization at such time as it determines will be in the best interests of the Company and its shareholders. The board currently anticipates implementing the Reorganization following execution of a definitive agreement for, and prior to completing, the sale of the Atlantic Aviation business. The Merger is subject to various conditions including, among others, (i) receipt of shareholder approval of the Merger, (ii) Holdings LLC’s common units being approved for listing on the New York Stock Exchange (or similar U.S. stock exchange) and (iii) receipt and non-revocation of requisite consents and regulatory approvals. The Company has not entered into definitive agreements to sell any of its remaining operating businesses, and there can be no assurance as to whether, when or in what order any such agreement will be executed or that the Reorganization will be completed. The board of directors reserves the right to abandon or postpone the Merger at any time prior to its effective time, even after shareholder approval is received and the other conditions to the completion of the Merger have been satisfied or waived.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which has been included as Exhibit 2.1, and is incorporated by reference into this Item 1.01.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the merger that is part of the proposed reorganization, Macquarie Infrastructure Holdings, LLC (“Holdings LLC”) filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on February 17, 2021, as amended, that includes a proxy statement of Macquarie Infrastructure Corporation (“MIC”) that also constitutes a preliminary prospectus of Holdings LLC. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to stockholders of MIC. INVESTORS AND SECURITY HOLDERS OF MIC ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by MIC and Holdings LLC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by MIC and Holdings LLC will also be available free of charge on MIC’s website at www.macquarie.com/mic or by writing to us at 125 West 55th Street, New York, New York 10019, United States of America, Attention: Investor Relations.

Certain Information Regarding Participants

MIC and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of MIC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 17, 2021 and its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March  29, 2021. Other information regarding the participants of MIC in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available.

Disclaimer on Forward Looking Statements

This communication contains forward-looking statements. MIC may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially” or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements include, among others, those concerning MIC’s expected financial performance and strategic and operational plans, statements regarding potential transactions related to the pursuit of strategic alternatives and the anticipated uses of any proceeds therefrom, statements regarding the anticipated specific and overall impacts of the COVID-19 pandemic, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements in this communication are subject to a number of risks and uncertainties, some of which are beyond MIC’s control, including, among other things: changes in general economic or business conditions; the ongoing impact of the COVID-19 pandemic; MIC’s pursuit of strategic alternatives and the sale of MIC or any of its operating businesses or the termination of the sale effort; MIC’s ability to service, comply with the terms of and refinance debt; its ability to retain or replace qualified employees; in the absence of a sale or sales of its businesses, its ability to complete growth projects, deploy growth capital and manage growth, make and finance future acquisitions and implement its strategy; the regulatory environment; demographic trends; the political environment; the economy, tourism, construction and transportation costs; air travel; environmental costs and risks; fuel and gas and other commodity costs; MIC’s ability to recover increases in costs from customers; cybersecurity risks; work interruptions or other labor stoppages; risks associated with acquisitions or dispositions; litigation risks; risks related to MIC’s shared services initiative and its ability to achieve cost savings; reliance on sole or limited source suppliers, risks or conflicts of interests involving MIC’s relationship with the Macquarie Group; and changes in U.S. federal tax law. These and other risks and uncertainties are described under the caption “Risk Factors” in Item 1A of MIC’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its other reports filed from time to time with the SEC.

MIC’s actual results, performance, prospects, or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which MIC is not currently aware could also cause its actual results to differ. In light of these risks, uncertainties, and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this communication may not occur. These forward-looking statements are made as of the date of this communication. MIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of March 30, 2021, by and among Macquarie Infrastructure Corporation, Macquarie Infrastructure Holdings, LLC and Plum Merger Sub, Inc. (incorporated by reference to Annex A to the Form S-4 Registration Statement of Macquarie Infrastructure Holdings, LLC (Registration No. 333-253193) filed with the SEC on March 30, 2021).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2021

MACQUARIE INFRASTRUCTURE CORPORATION

By:	/s/ Christopher Frost
Name: Christopher Frost
Title: Chief Executive Officer